Table of Contents
Letter from the Chairman  .....................   1
Tax Form Summary  ............................    2
Fund Manager's Overview  .....................    3
Fund Manager's Profile  ......................    5
Fund Facts  ..................................    5
Performance Summary  .........................    6
Portfolio of Investments  ....................    8
Financial Statements  ........................   18
Notes to Financial Statements  ...............   24
Independent Auditor Report  ..................   30
It's Easy to Contact Us  .....................   31
MFS Family of Funds(R)  ......................   32
Trustees and Officers  .......................   33

--------------------------------------------------------------------------------
Highlights

[bullet] Class A shares of the Fund provided a total return of 4.67% over the past year, while Class B shares returned 3.69%. Both represent net asset value returns.

[bullet] Reflecting a healthy economy and generally sound financial practices, the fiscal condition of state and local governments is the strongest it's been in several years.

[bullet] The yield ratio of 30-year, AAA-rated municipals has declined from 87% to 81%, reflecting the municipal market's strong technical position.

[bullet] Casualty insurance companies have been active buyers in the market this year, while the apparent collapse of support for extreme tax reform proposals has also proved beneficial.
--------------------------------------------------------------------------------

Letter from the Chairman

[Photo of A. Keith Brodkin]

Dear Shareholders:

With over half of 1996 behind us, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. Real growth in gross domestic product has surpassed our expectations so far this year, and we now expect growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive as the automobile and housing markets remain resilient. Consumer spending has also been positively impacted by widespread job growth. However, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations.

In the bond market, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of economic growth and, particularly, of higher inflation continue, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are equitably valued.

Finally, you may notice, this shareholders' report incorporates a number of changes which we hope you will find informative and useful. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

September 18, 1996

--------------------------------------------------------------------------------
Tax Form Summary

Of the dividends paid from the net investment income for the fiscal year ended August 31, 1996, 98.61% were exempt interest dividends which are tax exempt for purposes of regular federal income tax.
--------------------------------------------------------------------------------

Fund Manager's Overview

[Photo: Robert A. Dennis]

Dear Shareholders:

Following trends in the fixed-income market, the municipal bond market has been unusually volatile during the past 12 months. The last four months of 1995 were marked by declining interest rates as the economy appeared to be in a slow-growth, low-inflation mode. However, rates have been sporadically rising in 1996 as greater-than-expected job growth and other economic data have raised fears about eventual inflation pressures. Since the beginning of 1996, long-term, high-grade municipal yields have increased by about 55 basis points (0.55%), essentially offsetting the decline in rates of late 1995. Overall yield trends have been extremely volatile each month, as major market moves have followed unexpectedly strong employment data and have been typically retraced through the course of each month.

Over the 12 months ended August 31, 1996, Class A shares of the Fund provided a total return of 4.67%, while Class B shares returned 3.69%. These figures assume the reinvestment of distributions but exclude the effects of any sales charges. Over this period, the Fund paid tax-exempt dividends of $0.582 per share on Class A shares, equivalent to an annualized yield of 5.37% (equal to an SEC yield of 5.15%) based on the net asset value on August 31,1995. The 5.37% yield equates to a taxable equivalent yield of 8.89% for investors in the maximum 39.6% individual income tax bracket and to a rate of 7.46% for investors in the 28% marginal tax bracket.

Perhaps the most salient commentary on the municipal bond market this year has been its significantly favorable performance compared to U.S. Treasury bonds (principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity). The 55-basis point increase in long-term, high-grade yields since January 1, 1996 compares to a rise of about 110 basis points (1.10%) by long-term Treasuries. The yield ratio of 30-year municipals rated AAA by Standard & Poor's to comparable Treasuries has declined from 87% to 81%. These trends reflect the market's strong technical position. Supply remains moderate as rising rates have choked off any possible rise in refundings, and the overall tenor of state and local governments remains conservative relative to new spending and borrowing. On the demand side, casualty insurance companies have been strong buyers and retail interest has increased in response to the higher rates. The apparent collapse of support for extreme tax reform proposals has benefited this year's market.

The overall strength of municipal credits contributed to the market's relatively good performance. Reflecting a healthy economy and generally sound financial practices, the fiscal condition of state and local governments is the strongest it's been in several years, and most revenue bond issuers have also posted favorable results. These trends, along with the continued dramatic proliferation of bond insurance, have resulted in continued historically narrow yield spreads in the market. Special values or unusual opportunities in the investment-grade segment of the municipal market have therefore diminished. With the insufficient inducement to buy lower-rated credits, the Fund's overall credit quality remains high, with 70% of its assets invested in AAA and AA credits.

While the 4.67% total return for the Fund's Class A shares lagged the 5.24% return of the Lehman Brothers Municipal Bond Index (the Lehman Index), it was virtually identical to the 4.68% average return for the general municipal debt category reported by Lipper Analytical Services, Inc., an independent firm which reports mutual fund performance. The Lehman Brothers Municipal Bond Index is unmanaged and is comprised of 8,000 actual bonds (with no floating or zero coupons) which have investment-grade, fixed-rate, long-term maturities (greater than two years). It is not possible to invest in an index. Since there have been no significant changes in trading relationships between sectors, regions, or individual credits in the municipal bond market, performance results are predominantly attributed to decisions affecting portfolio duration. The Fund's performance during the final four months of 1995 was aided by its long duration and interest rate sensitivity, which helped it achieve significant capital appreciation during that period. However, heading into 1996, no action was taken to shorten the Fund's duration as we did not anticipate the economic climate that led to the market's sharp sell-off in the early part of the year. As a result, the Fund's performance lagged the Lehman Index during the first eight months of 1996. The Fund's effective duration has been shortened in recent months to a more neutral position. Future adjustments in its interest rate sensitivity will be guided by our assessment of economic and political trends.

If and when we determine that the trend toward higher rates has run its course, we believe the Fund's underlying portfolio is structured to perform well. More than 30% of the Fund's assets are invested in long-term, non-callable bonds and much of the balance consists of call-protected bonds likely to benefit from a declining interest rate environment.

We are pleased to report that during the past year we made some key additions to our staff of municipal credit analysts, and we believe the group is now one of the strongest in the industry. The depth and experience of this staff will be invaluable to us as we examine important credit developments such as the new welfare reform bill's effect on specific municipal credits, as well as the fiscal ramifications of future efforts to balance the federal budget; the increasingly competitive environment facing electric utilities as a result of deregulation trends; and the effect of continuing cost pressures in the struggling health care industry.

Respectfully,

/s/ Robert A. Dennis
    Robert A. Dennis
    Fund Manager

--------------------------------------------------------------------------------
Fund Manager's Profile

A graduate of Massachusetts Institute of Technology and its Sloan School of Management, Robert Dennis began his career at MFS in 1980 and was promoted to Vice President - Investments in 1983. In 1986, he was named Senior Vice President. He has been Fund Manager of MFS Municipal Bond Fund since 1984.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Facts

Strategy:              The Fund's investment objective is to provide as high a
                       level of current income exempt from federal income taxes as is considered consistent with prudent investing and protection of shareholders' capital.

Commencement of
investment operations: December 16, 1976

Size:                  $1.9 billion as of August 31, 1996
--------------------------------------------------------------------------------

Performance Summary

The following information illustrates the historical performance of MFS Municipal Bond Fund Class A shares in comparison to various market indicators. Class A share results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

The performance of Class B shares will be greater than or less than the line shown, based on the differences in loads or fees paid by shareholders investing in the different classes.

Growth of a Hypothetical $10,000 Investment
(For the 10-Year Period Ended August 31, 1996)
--------------------------------------------------------------------------------
[Line Chart]
                            Consumer
                 MFS         Price       Lehman
              Municipal     Index--     Brothers
                Bond A      U.S.[S]    Municipals
                ------      -------    ----------
  9/1/86         9525        10000        10000
12/31/86         9836        10076        10372
12/31/87        10011        10520        10527
12/30/88        11178        10982        11596
12/29/89        12263        11493        12847
12/31/90        13034        12194        13785
12/31/91        14708        12568        15459
12/31/92        16088        12929        16822
12/31/93        18292        13288        18888
12/30/94        17103        13644        17918
12/29/95        20075        13980        21038
 8/30/96        19784        14333        21129
--------------------------------------------------------------------------------




Average Annual Total Returns            1 Year   3 Years    5 Years    10 Years
-------------------------------------  --------  ---------  --------------------
MFS Municipal Bond Fund (Class A)
   including 4.75% sales charge         -0.30%    +1.95%     +6.10%      +7.06%
-------------------------------------  --------  ---------  --------------------
MFS Municipal Bond Fund (Class A)
   at net asset value                   +4.20%    +3.62%     +7.14%      +7.58%
-------------------------------------  --------  ---------  --------------------
MFS Municipal Bond Fund (Class B)
   with CDSC                            -0.28%    +1.44%     +6.02%      +7.17%
-------------------------------------  --------  ---------  --------------------
MFS Municipal Bond Fund (Class B)
   without CDSC                         +3.31%    +2.33%     +6.33%      +7.17%
-------------------------------------  --------  ---------  --------------------
Average general municipal debt fund     +4.68%    +3.65%     +6.93%      +7.12%
-------------------------------------  --------  ---------  --------------------
Lehman Brothers Municipal Bond Index    +5.24%    +4.69%     +7.43%      +7.77%
-------------------------------------  --------  ---------  --------------------
Consumer Price Index[S]                 +2.86%    +2.79%     +2.86%      +3.67%
-------------------------------------  --------  ---------  --------------------

[S]The Consumer Price Index is a popular measure of change in prices.

In the preceding table, we have included the average annual total returns of all general municipal debt funds (including the Fund) tracked by Lipper Analytical Services, Inc. for the applicable time period (228, 151, 103, and 61 funds for the 1-, 3-, 5-, and 10-year periods ended August 31, 1996, respectively). Because these returns do not reflect any applicable sales charges, we have also included the Fund's results at net asset value (no sales charge) for comparison.

Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. See the prospectus for details. Class B share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993. Sales charges and operating expenses for Class A and Class B shares differ. The Class A share performance, which is included within the Class B share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B shares rather than the initial sales charge generally applicable to Class A shares. Class B share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares. All results are historical and assume the reinvestment of dividends and capital gains. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Portfolio of Investments - August 31, 1996

Municipal Bonds - 98.5%
 =============================================================================
S&P                                               Principal
Bond                                                Amount
Rating Issuer                                   (000 Omitted)      Value
-----------------------------------------------------------------------------
       General Obligation - 15.3%
AAA    Chicago, IL, AMBAC, 5.5s, 2018              $10,500      $ 10,015,950
AAA    Chicago, IL, Board of Education, MBIA,
       6.25s, 2012                                   2,500         2,648,775
AAA    Clark County, NV, School District,
       MBIA, 7s, 2010                                4,000         4,541,960
A+     Commonwealth of Massachusetts, 7s, 2007       4,590         5,016,686
A+     Commonwealth of Massachusetts, 6.5s,
       2008                                          6,400         7,079,168
AAA    Commonwealth of Massachusetts, FGIC,
       7s, 2009                                      7,000         7,952,560
AAA    Dade County, FL, School Board,
       Certificate of Participation, AMBAC,
       5.5s, 2025                                   10,500         9,867,795
BBB    Detroit, MI, 6.25s, 2009                      5,235         5,306,562
AA     Florida Board of Education, Capital
       Outlay, 9.125s, 2014                          1,735         2,380,993
AAA    Florida Board of Education, Capital
       Outlay, FGIC, 5.5s, 2026                     26,000        24,551,800
BBB+   New York City, NY, 7.5s, 2002                12,500        13,638,750
BBB+   New York City, NY, 7.75s, 2004                  780           845,481
BBB+   New York City, NY, 7.5s, 2006                 5,000         5,365,750
BBB+   New York City, NY, 7.65s, 2006                5,000         5,465,050
BBB+   New York City, NY, 7.5s, 2007                15,500        16,994,045
BBB+   New York City, NY, 7.5s, 2008                10,000        10,914,900
BBB+   New York City, NY, 6.75s, 2009                3,000         3,118,890
BBB+   New York City, NY, 7.7s, 2009                 4,000         4,432,240
BBB+   New York City, NY, 8.25s, 2013                   60            68,145
BBB+   New York City, NY, 5.75s, 2014                5,000         4,640,350
BBB+   New York City, NY, 5.75s, 2015               11,085        10,185,341
BBB+   New York City, NY, 8.25s, 2015                  240           273,607
BBB+   New York City, NY, 6.6s, 2016**               4,000         3,994,600
BBB+   New York City, NY, 8s, 2018                      25            28,160
BBB+   New York City, NY, 5.75s, 2019                9,000         8,197,290
A+     State of California, 5.5s, 2011               3,750         3,674,513
A+     State of California, 5.5s, 2013               5,000         4,917,800
AAA    State of California, AMBAC, 5.5s, 2014       10,485        10,207,567
AAA    State of California, FGIC, 5.5s, 2015        10,980        10,499,625
AA     State of Florida, Broward County
       Expressway Authority, 10s, 2014               4,350         6,332,512
AAA    State of Illinois, FGIC, 5.125s, 2013         5,000         4,617,150
AA     State of Nevada, 6.8s, 2012                      85            90,884
AA     State of Nevada, 5.75s, 2026                 23,615        22,771,236
AAA    State of Nevada, FGIC, 5.5s, 2025             6,500         6,123,390
AA     State of Texas, 5s, 2014                     15,450        14,200,404
AA     State of Washington, 0s, 2008                 1,500           769,020
AA     State of Washington, 6.75s, 2010              3,880         4,298,419
AA     State of Washington, 5.75s, 2012              5,000         5,029,050
AA     State of Washington, 6s, 2012                 4,360         4,497,122
AA     State of Washington, 5s, 2017                 5,000         4,470,350
AA     State of Washington, 5.375s, 2021            10,000         9,269,800
AA     State of Washington (Motor Vehicle Fuel
       Tax), 6.125s, 2017                            6,400         6,694,336
                                                               --------------
                                                                $285,988,026

 ------------------------------------------------------------- --------------
       State and Local Appropriation - 29.1%
A      California Public Works Board, Lease
       Rev. (Community College Projects),
       5.625s, 2013                                $12,605      $11,941,851
A      California Public Works Board, Lease
       Rev. (Community College Projects),
       5.625s, 2018                                  3,750        3,503,700
A      California Public Works Board, Lease
       Rev. (Department of Corrections), 5.5s,
       2019                                          5,000        4,592,300
AAA    California Public Works Board, Lease
       Rev. (Department of Corrections),
       AMBAC, 5.25s, 2013                            6,795        6,431,535
AAA    California Public Works Board, Lease
       Rev. (Department of Corrections), MBIA,
       5.375s, 2019##                               10,055        9,342,302
A      California Public Works Board, Lease
       Rev. (University of California
       Projects), 5.25s, 2013                        4,200        3,833,508
A      California Public Works Board, Lease
       Rev. (University of California
       Projects), 5.5s, 2014                         7,000        6,648,180
A      California Public Works Board, Lease
       Rev. (University of California
       Projects), 5.5s, 2014                         5,000        4,665,650
A      California Public Works Board, Lease
       Rev. (University of California
       Projects), 5.5s, 2019                         3,345        3,072,249
A      California Public Works Board, Lease
       Rev. (University of California
       Projects), 5s, 2023                          19,000       16,213,080
AAA    Chicago, IL, Board of Education Lease
       Certificates, MBIA, 6.25s, 2009               5,160        5,456,390
AAA    Chicago, IL, Board of Education Lease
       Certificates, MBIA, 6.25s, 2015              27,295       28,567,220
A+     Indiana Office Building Community
       Capital Complex Rev., 6.9s, 2011              9,500       10,565,235
A+     Massachusetts Bay Transportation
       Authority, 6.1s, 2013                        10,200       10,673,790
A+     Massachusetts Bay Transportation
       Authority, 5.875s, 2015                       4,500        4,557,330
A+     Massachusetts Bay Transportation
       Authority, 7s, 2021                          19,185       22,016,706
A+     Massachusetts Bay Transportation
       Authority, 5.75s, 2025                        5,500        5,270,595
A+     Massachusetts Bay Transportation
       Authority, 5.625s, 2026                      46,500       43,740,690
AAA    Massachusetts Bay Transportation
       Authority, MBIA, 5.75s, 2018                  4,000        3,922,160
A      Metropolitan Government of Nashville &
       Davidson Counties, TN, 7s, 2011               5,280        5,729,803
BBB    Metropolitan Transportation Authority,
       NY, Service Contract, 7.4s, 2001              4,075        4,445,703
BBB    Metropolitan Transportation Authority,
       NY, Service Contract, 7.375s, 2008            5,000        5,563,050
BBB    Metropolitan Transportation Authority,
       NY, Service Contract, 5.75s, 2013             5,600        5,415,368
BBB    Metropolitan Transportation Authority,
       NY, Service Contract, 5.5s, 2017             10,850       10,084,207
BBB    New York Dormitory Authority Rev. (City
       University), 5.75s, 2009                     10,000        9,700,300
BBB    New York Dormitory Authority Rev. (City
       University), 7s, 2009                        13,765       14,960,903

BBB    New York Dormitory Authority Rev. (City
       University), 7.5s, 2010                     $15,650      $17,698,272
BBB    New York Dormitory Authority Rev. (City
       University), 5.75s, 2013                     22,150       21,374,307
BBB    New York Dormitory Authority Rev.
       (Department of Health), 5.75s, 2017           4,500        4,203,405
BBB+   New York Dormitory Authority Rev.
       (Mental Health Facilities), 5.375s,
       2026                                          5,000        4,365,300
BBB+   New York Dormitory Authority Rev.
       (State University Educational
       Facilities), 7.375s, 2010                    16,100       18,267,382
BBB+   New York Dormitory Authority Rev.
       (State University Educational
       Facilities), 5.25s, 2015                      8,125        7,331,513
BBB+   New York Dormitory Authority Rev.
       (State University Educational
       Facilities), 5.5s, 2019                       5,000        4,615,150
BBB+   New York Dormitory Authority Rev.
       (State University Educational
       Facilities), 5.25s, 2021                      7,875        6,951,184
Aaa    New York Medical Care Facilities
       Finance Agency, FGIC, 5.25s, 2019            48,140       43,917,903
BBB+   New York Medical Care Facilities
       Finance Agency (Mental Health
       Services), 8.875s, 2007                       4,205        4,437,957
BBB+   New York Medical Care Facilities
       Finance Agency (Mental Health
       Services), 5.25s, 2019                        4,100        3,571,633
BBB+   New York Medical Care Facilities
       Finance Agency (Mental Health
       Services), 7.875s, 2020                       4,050        4,455,122
BBB    New York Urban Development Corp., 5.5s,
       2015                                         31,200       28,555,176
BBB    New York Urban Development Corp.
       (Correctional Facilities), 5.75s, 2013       10,530       10,030,773
BBB    New York Urban Development Corp.
       (Correctional Facilities), 5.5s, 2014         5,000        4,663,800
BBB    New York Urban Development Corp.
       (Correctional Facilities), 5.375s, 2015      10,000        9,017,200
BBB    New York Urban Development Corp.
       (Correctional Facilities), 5.25s, 2021       15,700       13,603,893
AAA    New York Urban Development Corp.
       (Correctional Facilities), MBIA, 5.5s,
       2025                                          4,855        4,544,766
AAA    New York Urban Development Corp., MBIA,
       5.5s, 2019                                    3,500        3,317,825
BBB    New York Urban Development Corp. (State
       Facilities), 5.7s, 2020                       3,000        2,821,890
AAA    Orange County, CA, Recovery
       Certificates of Participation, MBIA,
       5.8s, 2016                                    2,000        1,967,220
AAA    Orange County, CA, Recovery
       Certificates of Participation, MBIA,
       5.878s, 2019                                  2,500        2,464,150
AAA    Rhode Island Convention Center
       Authority Rev., MBIA, 5.25s, 2015            15,500       14,330,835
AAA    Rhode Island Convention Center
       Authority Rev., MBIA, 5s, 2023               31,110       26,586,295

A      San Bernardino, CA, Joint Powers
       Financing Authority Lease Rev.
       (California Department of
       Transportation), 5.5s, 2014                 $10,000      $  9,489,700
A      San Bernardino, CA, Joint Powers
       Financing Authority Lease Rev.
       (California Department of
       Transportation), 5.5s, 2020                   4,000         3,716,680
AAA    Vallejo, CA, Sanitation and Flood
       Control District, Certificates of
       Participation, FGIC, 5s, 2019                 7,000         6,303,360
                                                               --------------
                                                                $543,516,496
 ------------------------------------------------------------- --------------
       Refunded and Special Obligations* -
       24.7%
AAA    Alameda County, CA, Certificates of
       Participation, BIGI, 7.25s, 2000            $20,570      $ 23,010,219
AAA    Alameda County, CA, Certificates of
       Participation, BIGI, 7.25s, 2000+++           9,330        10,436,818
AAA    Austin, TX, Utility Systems Rev.,
       10.75s, 2000                                  2,615         3,138,575
AAA    Austin, TX, Water, Sewer & Electric
       Rev., 14.25s, 1997                            1,305         1,395,776
AA     Chicago, IL, Metropolitan Water
       Reclamation District (Capital
       Improvement), 6.8s, 2000                      5,000         5,409,550
AAA    Chicago, IL, Public Building Commission
       Mortgage Rev., ETM, MBIA, 7.125s, 2015        6,590         7,093,410
AAA    Clark County, NV, School District,
       MBIA, 7s, 2001                               10,050        11,069,874
A+     Commonwealth of Massachusetts, 6.875s,
       2001                                          4,825         5,345,376
AAA    Commonwealth of Massachusetts, FGIC,
       7.25s, 2000                                   7,520         8,278,768
AAA    Commonwealth of Massachusetts, FGIC,
       7.25s, 2000                                   3,700         4,073,330
AAA    Delaware County, PA, Hospital Rev.
       (Keystone Health System), MBIA, 7.2s,
       1999                                          5,440         5,948,694
AAA    Detroit, MI, Water Supply System Rev.,
       FGIC, 7.25s, 2000                             4,575         5,068,597
A      Eden Township, CA, Health Facilities
       Authority (Eden Hospital), 7.8s, 1998         4,000         4,329,760
AAA    Florida Board of Education
       Administration, Capital Outlay, ETM,
       9.125s, 2014                                    265           368,811
NR     Indianapolis, IN, Local Public
       Improvement Rev., 7.4s, 2000                  3,710         4,122,626
AAA    Maryland Health & Higher Education
       Facilities Authority Rev. (University
       of Maryland Medical System), FGIC, 7s,
       2001                                          7,945         8,844,295
AAA    Massachusetts Port Authority Rev., ETM,
       13s, 2013                                     3,500         5,569,270
AAA    Massachusetts Water Resources
       Authority, 7.5s, 2000                        15,850        17,605,863
AAA    Massachusetts Water Resources
       Authority, 7.625s, 2000                      15,760        17,570,036
AAA    Metropolitan Transportation Authority,
       NY, Service Contract, 7.5s, 2000              4,350         4,856,993
AAA    Michigan Hospital Finance Authority
       Rev. (Oakwood Hospital), FGIC, 7.1s,
       2000                                          4,000         4,410,760
AAA    Michigan Hospital Finance Authority
       Rev. (Oakwood Hospital), FGIC, 7.2s,
       2000                                         18,590        20,595,861

AAA    Michigan Municipal Bond Authority Rev.
       (Wayne County), FGIC, 7s, 2000              $10,000      $10,976,300
AAA    Missouri Regional Convention & Sports
       Complex Authority, 6.8s, 2003                 8,950        9,957,054
AAA    Missouri Regional Convention & Sports
       Complex Authority, 6.9s, 2003                21,520       24,067,107
BBB+   New York City, NY, 7.75s, 2000                8,240        9,161,479
BBB+   New York City, NY, 8s, 2001                   2,475        2,852,735
BBB+   New York City, NY, 8.25s, 2001                2,940        3,410,576
BBB    New York Dormitory Authority Rev. (City
       University), 7.875s, 2000                    10,600       11,973,230
AAA    New York Medical Care Facilities
       Finance Agency Rev. (Mental Health
       Services), 8.875s, 1997                       3,745        3,989,249
AAA    New York Medical Care Facilities
       Finance Agency Rev. (Mental Health
       Services), 7.875s, 2000                       5,590        6,332,408
NR     New York Urban Development Corp.
       (Correctional Facilities), 7.625s, 2001       7,570        8,543,729
NR     New York Urban Development Corp.
       (Correctional Facilities), 7.375s, 2002       4,000        4,536,440
AAA    North Carolina Municipal Power Agency
       Rev. (Catawba Electric), AMBAC, 5.5s,
       2013                                          8,330        8,318,838
AAA    Pennsylvania Convention Center
       Authority Rev., FGIC, 6.7s, 2016             51,195       57,520,654
AAA    Pennsylvania Higher Educational
       Facilities Authority (Hahnemann
       University Project), MBIA, 7.2s, 1999         4,015        4,378,719
AAA    Philadelphia, PA, Municipal Authority
       Rev., FGIC, 7.8s, 1998                          385          413,251
AAA    Philadelphia, PA, Municipal Authority
       Rev., FGIC, 7.8s, 2000                        3,765        4,148,390
AAA    Philadelphia, PA, Municipal Authority
       Rev. (Justice Lease), FGIC, 7.1s, 2001        6,000        6,729,840
AAA    Philadelphia, PA, Municipal Authority
       Rev. (Justice Lease), FGIC, 7.125s,
       2001                                          4,500        5,052,510
AAA    Philadelphia, PA, School District,
       MBIA, 7s, 2005                                9,440       10,411,659
AAA    San Diego, CA, Regional Building
       Authority Lease Rev. (San Miguel),
       MBIA, 7.25s, 2000                             4,000        4,395,440
AAA    Santa Clara County, CA, Certificates of
       Participation (American Baptist Homes
       West), CA-MTG-INS, 8s, 1998                   5,200        5,590,208
AAA    Southern California Public Power
       Authority Rev., 12s, 1997                     2,400        2,556,096
AA     State of Florida, 7.375s, 1999                4,000        4,380,720
AAA    State of Florida, Jacksonville
       Transportation Authority, ETM, 9.2s,
       2015                                          2,000        2,708,240
AAA    Sullivan County, TN, Health,
       Educational and Housing Facilities
       Board Rev. (Holston Valley Health
       Care), MBIA, 7.25s, 2000                      4,000        4,399,640

AAA    Washington Public Power Supply System
       Rev., Nuclear Project #2, 7.375s, 2000      $28,845      $ 32,028,334
AA     Washington Public Power Supply System
       Rev., Nuclear Project #2, 7.625s, 2001       10,815        12,183,530
AA     Washington Public Power Supply System
       Rev., Nuclear Project #3, 7.25s, 2000        20,000        21,912,200
                                                               --------------
                                                                $461,471,838
 ------------------------------------------------------------- --------------
       Single Family Housing Revenue - 0.3%
AA     Connecticut Housing Finance Authority,
       5.9s, 2015                                  $ 5,000      $  4,999,550
------  --------------------------------------- -------------- --------------
       Multi-Family Housing Revenue - 0.4%
AA     Colorado Housing Finance Authority,
       FHA, 8.3s, 2023                             $ 4,000      $  4,176,600
AAA    New York Housing Finance Agency Rev.,
       FSA, 6.125s, 2020                             4,000         3,962,160
                                                               --------------
                                                                $  8,138,760
 ------------------------------------------------------------- --------------
       Insured Health Care Revenue - 4.1%
AAA    Columbus, GA, Medical Center, Hospital
       Authority Rev., Anticipation
       Certificates, MBIA, 8.749s, 2010***         $ 4,000      $  4,290,520
AAA    Davenport, IA, Hospital Rev. (St.
       Luke's Hospital), AMBAC, 7.4s, 2020           2,715         2,957,042
AAA    Illinois Health Facilities Authority
       (Methodist Healthcare Center), MBIA,
       9.872s, 2021***                               3,000         3,347,310
AAA    Kalamazoo, MI, Hospital Finance
       Authority (Bronson Methodist), MBIA,
       5.875s, 2026                                  6,000         5,872,140
AAA    Maryland Health & Higher Educational
       Facilities Authority Rev. (Francis
       Scott Key Medical Center), FGIC, 5s,
       2013                                          3,200         2,928,704
AAA    Massachusetts Health & Education
       Facilities Authority (University
       Hospital), MBIA, 7.25s, 2019                  4,500         4,900,995
AAA    Metropolitan Health Facilities
       Development Corp., TX (Wilson N. Jones
       Memorial Hospital), Connie Lee, 5.6s,
       2017                                          4,250         4,017,525
AAA    Michigan Hospital Finance Authority
       Rev. (Sisters of Mercy), MBIA, 5.375s,
       2014                                          9,000         8,574,930
AA     New York Medical Care Facilities
       Financing Agency Rev. (Hospital and
       Nursing Home FHA Mortgage), 7.625s,
       2023                                          3,500         3,699,080
AAA    Oklahoma Industrial Authority Rev.
       (Integris Baptist), AMBAC, 5s, 2014           5,000         4,463,850
AAA    Peninsula Ports Authority, VA, Hospital
       Facilities Rev. (Whittaker Memorial),
       FHA, 8.7s, 2023                               1,595         1,671,305
AAA    Salt Lake City, UT, Hospital Rev.
       (Intermountain Health Care Hospitals,
       Inc.), AMBAC, INFLOS, 9.779s, 2020***         2,000         2,199,960
AAA    Sayre, PA, Health Care Facilities
       Authority Rev. (Guthrie Healthcare
       Systems), AMBAC, 7s, 2011                     6,000         6,445,380

AAA    Tarrant County, TX, Health Facilities
       Development Corp., Hospital Rev. (Ft.
       Worth Osteopathic), MBIA, 6s, 2021          $ 6,000      $ 6,148,320
AAA    Tulsa, OK, Industrial Authority
       Hospital Rev. (Hillcrest Medical Center
       Project), Connie Lee, 6s, 2017                5,250        5,157,285
AAA    Washington County, PA, Hospital
       Authority Rev. (Washington Hospital),
       AMBAC, 7.15s, 2017                            9,000        9,728,730
                                                               --------------
                                                                $76,403,076
 ------------------------------------------------------------- --------------
       Health Care Revenue - 1.4%
AA-    Cuyahoga County, OH, Hospital Rev.
       (Cleveland Clinic), 8s, 2015##              $ 8,550      $ 8,955,014
AA-    Maryland Health & Higher Educational
       Facilities Authority Rev. (The Johns
       Hopkins Hospital), 5s, 2023                   7,595        6,660,359
AA     Pennsylvania Higher Educational
       Facilities Authority, Health Services
       Rev. (University of Pennsylvania),
       5.75s, 2022                                  10,000        9,663,200
                                                               --------------
                                                                $25,278,573
 ------------------------------------------------------------- --------------
       Electric and Gas Utility Revenue - 7.6%
AAA    Anchorage, AK, Electric Utility Rev.,
       MBIA, 5.5s, 2026                            $ 1,750      $ 1,618,435
AAA    Austin, TX, Utility Systems Rev.,
       AMBAC, 6.75s, 2012                            2,500        2,612,325
AAA    Georgia Municipal Electric Authority
       Rev., AMBAC, 7.8s, 2020                       7,000        7,334,810
AAA    Georgia Municipal Electric Authority
       Rev., MBIA, 6.375s, 2016                      5,000        5,240,200
AA-    Intermountain Power Agency, Utah Power
       Supply Rev., 6.15s, 2014#                    40,000       40,959,600
AAA    Intermountain Power Agency, Utah Power
       Supply Rev., AMBAC, 6s, 2021                  5,000        4,861,150
AAA    Intermountain Power Agency, Utah Power
       Supply Rev., MBIA, 5.7s, 2017                14,000       13,631,520
AAA    Municipal Electric Authority of
       Georgia, Special Obligation, AMBAC,
       6.5s, 2017                                    8,510        9,161,611
AAA    North Carolina Power Agency Rev.
       (Catawba Electric), AMBAC, 5.375s, 2020       4,000        3,711,280
AAA    Northern California Transmission Agency
       (Oregon Transmission), MBIA, 7s, 2013         4,000        4,605,480
AAA    Piedmont, SC, Municipal Power Agency,
       Electric Rev., FGIC, 6.25s, 2021              4,150        4,330,691
AAA    South Carolina Public Service Authority
       Rev., MBIA, 5.75s, 2022                       4,000        3,890,600
AAA    Southern California Public Power
       Authority Rev. (San Juan Unit Power
       Project), MBIA, 5.25s, 2014                  14,940       13,982,944

A+     Southern California Public Power
       Authority Rev., Transmission Project
       Rev., 0s, 2005                              $11,185      $  6,862,892
AA     Washington Public Power Supply System
       Rev., Nuclear Project #1, 7s, 2008              500           553,310
AAA    Washington Public Power Supply System
       Rev., Nuclear Project #1, FGIC, 0s,
       2005                                          6,895         4,256,215
AA     Washington Public Power Supply System
       Rev., Nuclear Project #2, 7s, 2012            6,000         6,403,320
AA-    Washington Public Power Supply System
       Rev., Nuclear Project #3, 7.125s, 2016        5,145         5,771,610
AAA    Washington Public Power Supply System
       Rev., Nuclear Project #3, BIGI, 0s,
       2010                                          5,860         2,591,409
AAA    Washington Public Power Supply System
       Rev., Nuclear Project #3, MBIA, 7.125s,
       2016                                            425           483,710
                                                               --------------
                                                                $142,863,112
 ------------------------------------------------------------- --------------
       Water and Sewer Utility Revenue - 3.7%
AAA    Detroit, MI, Water Supply System, MBIA,
       5.5s, 2025                                  $ 4,935      $  4,630,461
AAA    East Bay, CA, Municipal Utilities
       District (Water Systems Rev.), MBIA,
       5s, 2014                                      7,900         7,211,278
AAA    New York City Municipal Water Finance
       Authority Rev. (Water and Sewer
       System), MBIA, 5.75s, 2026                   56,095        54,158,601
AAA    Philadelphia, PA, Water & Wastewater
       Rev., FSA, 5s, 2016                           4,500         4,005,585
                                                               --------------
                                                                $ 70,005,925
 ------------------------------------------------------------- --------------
       Toll Road and Transit Revenue - 1.4%
BBB    Triborough Bridge & Tunnel Authority,
       NY, 7.25s, 2010                             $22,905      $ 25,512,963
------  --------------------------------------- -------------- --------------
       Airport and Port Revenue - 2.2%
AAA    Chicago, IL, O'Hare International
       Airport Rev., AMBAC, 5.625s, 2014           $ 6,345      $  6,108,776
AAA    Connecticut Airport Rev. (Bradley
       International Airport), FGIC, 7.65s,
       2012                                          5,000         5,687,350
AAA    Denver, CO, City and County Airport
       Rev., MBIA, 5.6s, 2020                       31,530        30,237,585
                                                               --------------
                                                                $ 42,033,711
 ------------------------------------------------------------- --------------
       Sales and Excise Tax Revenue - 2.1%
AAA    Chico, CA, Public Financing Authority
       Rev. (Southeast Chico Redevelopment
       Project), FGIC, 6.625s, 2021                $ 5,000      $  5,299,050
AAA    Illinois Dedicated Tax Rev. (Civic
       Center), AMBAC, 6.25s, 2011                   3,640         3,829,826
AAA    Illinois Sales Tax Rev., 6.5s, 2022           5,000         5,374,800
AAA    Illinois Sales Tax Rev. (Public
       Improvement), 0s, 2009                        8,965         4,279,891
AA-    Metropolitan Atlanta, GA, Rapid Transit
       Authority, 6.25s, 2018                        4,580         4,809,595
AAA    Rhode Island Depositors Economic
       Protection Corp., FSA, 5.75s, 2014           14,800        14,666,208
                                                               --------------
                                                                $ 38,259,370

 ------------------------------------------------------------- --------------
       Industrial Revenue (Corporate Guarantee) - 0.4%
AAA    Mercer County, ND, Pollution Control
       Rev. (Antelope Valley Station), AMBAC,
       7.2s, 2013                                  $ 4,000     $    4,619,160
AAA    Michigan State Strategic Fund Limited
       Obligation Rev. (Detroit Edison), MBIA,
       7s, 2008                                      3,000          3,381,450
                                                               --------------
                                                               $    8,000,610
 ------------------------------------------------------------- --------------
       Universities - 3.5%
AAA    Massachusetts Health and Education
       Facilities Authority Rev. (Harvard
       University), 6.25s, 2020                    $32,200     $   33,966,814
AAA    Massachusetts Health and Education
       Facilities Authority Rev. (Harvard
       University), 5.625s, 2026                     5,000          4,828,500
AAA    Massachusetts Health and Education
       Facilities Authority Rev.
       (Massachusetts Institute of
       Technology), 5s, 2023                         3,000          2,609,010
AAA    Massachusetts Industrial Finance Agency
       Rev. (College of the Holy Cross), MBIA,
       5.5s, 2016                                    5,000          4,768,750
AAA    Oregon Health Sciences University Rev.,
       MBIA, 5.25s, 2028                             7,000          6,276,200
AA+    Texas A & M University (Permanent
       University Fund), 0s, 2007                    6,695          3,744,781
AA+    Texas A & M University (Permanent
       University Fund), 0s, 2008                    7,175          3,760,202
AAA    University of Washington Rev. (Housing
       and Dining), MBIA, 5s, 2021                   1,000            870,640
AA     Vermont Educational and Health
       Buildings Finance Agency Rev.
       (Middlebury College Project), 5.375s,
       2026                                          4,750          4,326,110
                                                               --------------
                                                               $   65,151,007
 ------------------------------------------------------------- --------------
       Special Assessment District
AAA    Culver City, CA, Redevelopment Finance
       Authority, AMBAC, 7.1s, 2010                $   560     $      602,958
------  --------------------------------------- -------------- --------------
       Solid Waste - 0.4%
AAA    Northeast Maryland, Waste Disposal
       Authority (Southwest County Resource
       Recovery), MBIA, 7.2s, 2005                 $ 3,000     $    3,384,690
AA-    York County, PA, Industrial Development
       Rev., 8.2s, 2014                              4,250          4,537,215
                                                               --------------
                                                               $    7,921,905
 ------------------------------------------------------------- --------------
       Miscellaneous Revenue - 1.9%
AAA    Metropolitan Government of Nashville &
       Davidson Counties, TN, Sports Authority
       (Stadium Project), AMBAC, 5.75s, 2026       $ 5,000     $    4,861,200
AAA    San Antonio, TX, Hotel Occupancy Rev.
       (Henry B. Gonzalez Convention Center
       Project), FGIC, 5.7s, 2026                   31,400         30,098,784
                                                               --------------
                                                               $   34,959,984
------  --------------------------------------- -------------- --------------
Total Municipal Bonds
  (Identified Cost, $1,730,246,565)                            $1,841,107,864

----------------------------------------------- -------------- --------------
NR     Dade County, FL, Industrial Development
       Authority, due 2020                         $   435     $      435,000
A1+    Lincoln County, WY, Pollution Control
       (Exxon), due 2014                               100            100,000
NR     Uinta County, WY, Pollution Control
       Rev. (Chevron), due 2020                     10,300         10,300,000
------  --------------------------------------- -------------- --------------
Total Floating Rate Demand Notes
  (Identified Cost, $10,835,000)                               $   10,835,000
 ------------------------------------------------------------- --------------
Total Investments
  (Identified Cost, $1,741,081,565)                            $1,851,942,864
Other Assets, Less Liabilities - 0.9%                              16,647,917
----------------------------------------------- -------------- --------------
Net Assets - 100.0%                                            $1,868,590,781
-----------------------------------------------------------------------------

  * Dates indicated are refunding dates.
 ** Indexed security.
*** Inverse floating rate security.
+++ Restricted security.
  # SEC Rule 144A restriction.
 ## Security segregated as collateral for an open futures contract.

See notes to financial statements

Financial Statements

Statement of Assets and Liabilities
 =============================================================================
 August 31, 1996
 ---------------------------------------------------------- ---------------
Assets:
Investments, at value (identified cost, $1,741,081,565)     $1,851,942,864
Cash                                                                62,428
Receivable for daily variation margin on open futures
  contracts                                                      1,881,250
Receivable for Fund shares sold                                    423,505
Receivable for investments sold                                    200,000
Interest and dividends receivable                               26,679,119
Other assets                                                        22,187
                                                            ---------------
 Total assets                                               $1,881,211,353
                                                            ---------------
Liabilities:
Distributions payable                                       $    3,547,986
Payable for Fund shares reacquired                               1,157,431
Payable for investments purchased                                7,388,875
Payable to affiliates -
 Management fee                                                     44,594
 Shareholder servicing agent fee                                    12,524
 Distribution fee                                                   12,443
Accrued expenses and other liabilities                             456,719
                                                            ---------------
 Total liabilities                                          $   12,620,572
                                                            ---------------
Net assets                                                  $1,868,590,781
                                                            ---------------
Net assets consist of:
Paid-in capital                                             $1,758,798,334
Unrealized appreciation on investments                         112,649,737
Accumulated undistributed net realized loss on investments      (1,640,397)
Accumulated distributions in excess of net investment
  income                                                        (1,216,893)
                                                            ---------------
 Total                                                      $1,868,590,781
                                                            ---------------
Shares of beneficial interest outstanding                      173,803,924
                                                            ---------------
Class A shares:
Net asset value per share
  (net assets of $1,797,674,565 / 167,203,931 shares of
  beneficial interest outstanding)                              $10.75
                                                            ---------------
Offering price per share (100/95.25)                            $11.26
                                                            ---------------
Class B shares:
Net asset value and offering price per share
  (net assets of $70,916,216 / 6,599,993 shares of
  beneficial interest outstanding)                              $10.74
                                                            ---------------
On sales of $100,000 or more, the offering price of Class
A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations


Year Ended August 31, 1996
------------------------------------------------------  ----------------
Net investment income:
Interest income                                           $117,460,624
                                                        ----------------
Expenses -
 Management fee                                           $  7,990,167
 Trustees' compensation                                         94,800
 Shareholder servicing agent fee (Class A)                   2,175,476
 Shareholder servicing agent fee (Class B)                     141,419
 Distribution and service fee (Class B)                        541,038
 Custodian fee                                                 534,866
 Postage                                                       223,827
 Auditing fees                                                  39,880
 Printing                                                       22,856
 Legal fees                                                      9,760
 Miscellaneous                                                 629,323
                                                        ----------------
  Total expenses                                          $ 12,403,412
 Fees paid indirectly                                         (281,761)
                                                        ----------------
  Net expenses                                            $ 12,121,651
                                                        ----------------
   Net investment income                                  $105,338,973
                                                        ----------------
Realized and unrealized gain on investments:
Realized gain (identified cost basis) -
 Investment transactions                                  $ 23,768,430
 Futures contracts                                             616,649
                                                        ----------------
  Net realized gain on investments                        $ 24,385,079
                                                        ----------------
Change in unrealized appreciation (depreciation) -
 Investments                                              $(35,258,989)
 Futures contracts                                           1,750,938
                                                        ----------------
  Net unrealized loss on investments                      $(33,508,051)
                                                        ----------------
   Net realized and unrealized loss on investments        $ (9,122,972)
                                                        ----------------
    Increase in net assets from operations                $ 96,216,001
                                                        ----------------

See notes to financial statements

Statement of Changes in Net Assets

======================================================================
Year Ended August 31,                      1996             1995
 ------------------------------------ --------------- ----------------
Increase (decrease) in net assets:
From operations -
Net investment income                 $   105,338,973  $   111,803,151
Net realized gain (loss) on
  investments                              24,385,079      (16,663,804)
Net unrealized gain (loss) on
  investments                             (33,508,051)      47,294,564
                                      --------------- ----------------
 Increase in net assets from
  operations                          $    96,216,001  $   142,433,911
                                      --------------- ----------------
Distributions declared to
shareholders -
From net investment income (Class A)  $  (101,464,492) $  (109,114,422)
From net investment income (Class B)       (2,800,303)      (2,258,122)
                                      --------------- ----------------
 Total distributions declared to
  shareholders                        $  (104,264,795) $  (111,372,544)
                                      --------------- ----------------
Fund share (principal) transactions
-
Net proceeds from sale of shares      $ 1,980,944,467  $ 1,013,395,465
Net asset value of shares issued to
  shareholders in reinvestment of
  distributions                            60,332,570       65,324,925
Cost of shares reacquired              (2,169,208,109)  (1,180,849,407)
                                      --------------- ----------------
 Decrease in net assets from Fund
  share  transactions                 $  (127,931,072) $  (102,129,017)
                                      --------------- ----------------
  Total decrease in net assets        $  (135,979,866) $   (71,067,650)
                                      --------------- ----------------
Net assets:
At beginning of period                  2,004,570,647    2,075,638,297
                                      --------------- ----------------
At end of period (including
  accumulated distributions in
  excess of net investment income of
  $1,216,893 and $4,956,742,
  respectively)                       $ 1,868,590,781  $ 2,004,570,647
                                      --------------- ----------------

See notes to financial statements

Financial Highlights

                                                       Ten
                                                     Months
                              Year Ended August       Ended      Year Ended October
                                     31,           August 31,            31,
                             -------------------- ------------- ---------------------
                               1996       1995        1994         1993       1992
---------------------------  ---------  --------- -------------  -------------------
                              Class A
---------------------------  ---------  --------- -------------  -------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                   $10.83     $10.68      $11.64       $10.73     $10.80
                             ---------  --------- -------------  -------------------
Income from investment
  operations# -
 Net investment income        $ 0.59     $ 0.60      $ 0.51       $ 0.61     $ 0.66
 Net realized and
  unrealized gain (loss)
   on investments              (0.09)      0.15       (0.77)        1.14       0.09
                             ---------  --------- -------------  -------------------
   Total from investment
     operations
             $ 0.50     $ 0.75      $(0.26)      $ 1.75     $ 0.75
                             ---------  --------- -------------  -------------------
Less distributions declared to
  shareholders -
 From net investment income   $(0.58)    $(0.60)     $(0.47)      $(0.66)    $(0.66)
 In excess of net
  investment income             --         --         (0.04)       (0.03)      --
 From net realized gain on
  investments                   --         --         (0.16)       (0.15)     (0.16)
 In excess of net realized
  gain on  investments          --         --         (0.03)        --         --
                             ---------  --------- -------------  -------------------
   Total distributions
     declared to
     shareholders             $(0.58)    $(0.60)     $(0.70)      $(0.84)    $(0.82)
                             ---------  --------- -------------  -------------------
Net asset value - end of
  period                      $10.75     $10.83      $10.68       $11.64     $10.73
                             ---------  --------- -------------  -------------------
Total return###                  4.67%      7.31%       (2.33)%+++  16.97%      7.35%
Ratios (to average net assets)/Supplemental data:
 Expenses##                      0.60%      0.61%         0.59%+     0.59%      0.57%
 Net investment income           5.37%      5.70%         5.49%+     5.63%      6.12%
Portfolio turnover                 84%        90%           74%        56%        87%
Net assets at end of period
  (000,000 omitted)             $1,798     $1,949        $2,031     $2,195     $1,878

  + Annualized.

+++ Not annualized.

  # Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.

 ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

### Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

 Year Ended October 31,        1991      1990      1989      1988       1987
--------------------------- --------- ---------  --------- ---------  ---------
                             Class A
--------------------------- --------- ----------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning
  of period                   $10.11    $10.53    $10.57    $ 9.71     $11.00
                            --------- ---------  --------- ---------  ---------
Income from investment
  operations -
 Net investment income        $ 0.68    $ 0.68    $ 0.72    $ 0.73     $ 0.72
 Net realized and
  unrealized gain (loss)
   on investments               0.69     (0.13)     0.04      0.86      (0.90)
                            --------- ---------  --------- ---------  ---------
   Total from investment
  operations                  $ 1.37    $ 0.55    $ 0.76    $ 1.59     $(0.18)
                            --------- ---------  --------- ---------  ---------
Less distributions declared to
  shareholders -
 From net investment income   $(0.68)   $(0.69)   $(0.72)   $(0.73)    $(0.72)
 In excess of net
  investment income             --        --       (0.08)     --        (0.39)
 From net realized gain on
  investments                   --       (0.27)     --        --         --
 From paid-in capital           --       (0.01)     --        --         --
                            --------- ---------  --------- ---------  ---------
   Total distributions
  declared to
     shareholders             $(0.68)   $(0.97)   $(0.80)   $(0.73)    $(1.11)
                            --------- ---------  --------- ---------  ---------
Net asset value - end of
  period                      $10.80    $10.11    $10.53    $10.57     $ 9.71
                            --------- ---------  --------- ---------  ---------
Total return###                 13.85%     5.42%     7.54%    16.95%    (1.98)%
Ratios (to average net assets)/Supplemental data:
 Expenses                        0.59%     0.60%     0.64%     0.65%      0.61%
 Net investment income           6.47%     6.69%     6.87%     7.16%      6.96%
Portfolio turnover                 98%      160%      199%      190%       218%
Net assets at end of period
  (000,000 omitted)             $1,715    $1,409    $1,259    $1,003       $903

### Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

                                                          Ten
                            Year                         Months
                           Ended           Year          Ended        Year
                          October         Ended          August      Ended
                            31,         August 31,        31,     October 31,
                        ----------   ---------------------------  ------------
                            1986      1996      1995      1994       1993*
--------------------------------------------------------------------------------
                          Class A    Class B
 ---------------------------------  ------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
  beginning of period     $ 10.02    $11.10    $10.67    $11.63      $11.68
                        ----------  ---------  -----------------  ------------
Income from investment
  operations# -
 Net investment income    $  0.78    $ 0.49    $ 0.49    $ 0.40      $ 0.07
 Net realized and
  unrealized gain (loss)
    on investments           1.27     (0.37)     0.16     (0.77)      (0.05)
                        ----------  ---------  -----------------  ------------
   Total from
  investment operations   $  2.05    $ 0.12    $ 0.65    $(0.37)     $ 0.02
                        ----------  ---------  -----------------  ------------
Less distributions declared to shareholders -
 From net investment
  income                  $ (0.78)   $(0.48)   $(0.49)   $(0.40)     $(0.07)++++
 In excess of net
  investment income         (0.29)     --        --        --          --
 From net realized gain
  on investments             --        --        --       (0.16)       --
 In excess of net
  realized gain on
   investments               --        --        --       (0.03)       --
                        ----------  ---------  -----------------  ------------
   Total distributions
  declared to
     shareholders         $ (1.07)   $(0.48)   $(0.49)   $(0.59)     $(0.07)
                        ----------  ---------  -----------------  ------------
Net asset value - end
  of period               $ 11.00    $10.74    $10.83    $10.67      $11.63
                        ----------  ---------  -----------------  ------------
Total return###             21.79%     3.69%     6.35%    (3.25)%+++   1.49%+
Ratios (to average net assets)/Supplemental data:
 Expenses##                  0.64%     1.55%     1.60%     1.72%+      1.70%+
 Net investment income       7.45%     4.42%     4.68%     4.41%+      3.85%+
Portfolio turnover            164%       83%       90%       74%         56%
Net assets at end of
  period (000,000
  omitted)                   $844       $71       $56       $45         $10

   * For the period from the commencement of offering of Class B shares, September 7, 1993 to October 31, 1993.

   + Annualized.

 +++ Not annualized.

   # Per share data for the periods subsequent to October 31, 1993 is based on average shares outstanding.

  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

 ### Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

++++ Amount includes a per share distribution in excess of net investment income of $0.002.

See notes to financial statements

Notes to Financial Statements

(1) Business and Organization

MFS Municipal Bond Fund (the Fund) is a diversified series of MFS Series Trust IV (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions paid by the Fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended August 31, 1996, $2,665,671 was reclassified from accumulated distributions in excess of net investment income to accumulated net realized gain on investments due to differences between book and tax accounting. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers both Class A and Class B shares. The two classes of shares differ in their respective shareholder servicing agent, and distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.19% of average daily net assets and 3.59% of investment income.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $27,375 for the year ended August 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $289,161 for the year ended August 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted a distribution plan relating solely to Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class B distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. Except in the case of the 0.25% per annum Class B service fee paid by the Fund upon the sale of Class B shares, payment of the Class B service fee will be suspended until such date as the Trustees of the Trust may determine. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer. No amounts were retained during the year ended August 31, 1996. Fees incurred under the distribution plan during the year ended August 31, 1996 were 0.84% of average daily net assets attributable to Class B shares on an annualized basis.

A contingent deferred sales charge is imposed on shareholder redemptions of Class A shares, on purchases of $1 million or more, in the event of a shareholder redemption within 12 months following the share purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended August 31, 1996 were $1,862 and $186,111 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15% and up to 0.22% attributable to Class A and Class B shares, respectively.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $1,608,202,157 and $1,647,451,006, respectively.

   The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                     $1,741,081,565
                                   ---------------
Gross unrealized appreciation      $  116,257,524
Gross unrealized depreciation          (5,396,225)
                                   ---------------
   Net unrealized appreciation     $  110,861,299
                                   ---------------

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

 Class A Shares                                 Year Ended                        Year Ended
                                             August 31, 1996                    August 31, 1995
                                     --------------------------------- ---------------------------------
                                         Shares           Amount           Shares            Amount
----------------------------------- ---------------- ---------------- ----------------  ----------------
Shares sold                            178,715,545    $ 1,948,177,673     93,895,405    $   988,178,343
Shares issued to shareholders in
  reinvestment of distributions          5,345,853         58,555,788      6,046,921         63,804,833
Shares reacquired                     (196,714,962)    (2,150,166,037)  (110,192,105)    (1,164,453,444)
                                    ---------------- ---------------- ----------------  ----------------
 Net decrease                          (12,653,564)   $  (143,432,576)   (10,249,779)   $  (112,470,268)
                                    ---------------- ---------------- ----------------  ----------------

 Class B Shares                               Year Ended                     Year Ended
                                            August 31, 1996                August 31, 1995
                                    ------------------------------  ------------------------------
                                        Shares          Amount         Shares          Amount
----------------------------------- -------------- --------------- --------------  ---------------
Shares sold                            2,997,177     $ 32,766,794     2,382,993     $ 25,217,122
Shares issued to shareholders in
  reinvestment of distributions          162,309        1,776,782       143,928        1,520,092
Shares reacquired                     (1,734,057)     (19,042,072)   (1,559,038)     (16,395,963)
                                    -------------- --------------- --------------  ---------------
 Net increase                          1,425,429     $ 15,501,504       967,883     $ 10,341,251
                                    -------------- --------------- --------------  ---------------

(6) Line of Credit

The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended August 31, 1996, was $16,111.

(7) Financial Instruments

The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates. These financial instruments include futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at August 31, 1996, is as follows:

Futures Contracts
                                                             Unrealized
    Expiration              Contracts           Position    Appreciation
 ------------------ -------------------------- ----------- ---------------
September 1996      2,100 U.S. Treasury Bonds     Short      $1,328,586
September 1996        400 Municipal Bonds         Short         459,852
                                                           ---------------
                                                             $1,788,438
                                                           ---------------

   At August 31, 1996, the Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

   The Fund also invests in indexed securities whose value may be linked to interest rates, indices, or other financial indicators. Indexed securities are fixed-income securities whose interest rates (coupon-indexed securities) rise and fall according to the change in one or more specified underlying instruments. Indexed securities may be more volatile than the underlying instrument itself.

The following is a summary of such securities held at August 31, 1996:

                                 Principal                    Unrealized
Description           Index       Amount         Value       Appreciation
------------------ ----------- ------------- -------------  ---------------
Coupon-Indexed
  Security:
                   PSA
   New York City,  Municipal
  NY, 6.6s, 2016   Swap         $4,000,000    $3,994,600        $5,400
                                                            ---------------

(8) Restricted Securities

The Fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At August 31, 1996, the Fund owned the following restricted securities (constituting 0.6% of total assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers.

                        Date of          Par
Description           Acquisition      Amount         Cost          Value
 ------------------- -------------- ------------- -------------  -------------
Alameda County, CA,
  Certificates of
  Participation,
  BIGI, 7.25s, 2000     9/21/90      $4,560,000    $4,448,690    $ 5,100,953
Alameda County, CA,
  Certificates of
  Participation,
  BIGI, 7.25s, 2000     9/19/90       4,770,000     4,667,397      5,335,865
                                                                 -------------
                                                                 $10,436,818
                                                                 -------------

Independent Auditor Report

To the Trustees of MFS Series Trust IV and Shareholders of MFS Municipal Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Bond Fund (one of the series constituting MFS Series Trust IV) as of August 31, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years August 31, 1996 and 1995, and the financial highlights for each of the years in the two-year period ended August 31, 1996, the ten months ended August 31, 1994, and each of the years in the eight-year period ended October 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Municipal Bond Fund at August 31, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
October 4, 1996

 -----------------------------------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

 It's Easy to Contact Us

[icon: phone receiver]

MFS Automated Information
Account Information:
Call 1-800-MFS-TALK (1-800-637-8255)
anytime.

Investment Outlook:
Call 1-800-637-4458 anytime for the MFS outlook on the bond and stock markets.

[icon: question mark]

MFS Personal Service

Account Service/Literature:
Call 1-800-225-2606 any business day
from 8 a.m. to 8 p.m. Eastern time.

Product Information:
Call 1-800-637-2929 any business day
from 9 a.m. to 5 p.m. Eastern time.

Service for the Hearing-Impaired:
Call 1-800-637-6576 any business day
from 9 a.m. to 5 p.m. Eastern time (TDD required).

[icon: envelope]

MFS Addresses

MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

Web Site
http://www.mfs.com

The MFS Family of Funds(R)

America's Oldest Mutual Fund Group

The members of the MFS Family of Funds are grouped below according to the types of securities in their portfolios. For free prospectuses containing more complete information, including the exchange privilege and all charges and expenses, please contact your financial adviser or call MFS at 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or, leave a message anytime). This material should be read carefully before investing or sending money.

Stock
-------------------------------------------------------------
Massachusetts Investors Trust
Massachusetts Investors Growth Stock Fund
MFS(R) Capital Growth Fund
MFS(R) Emerging Growth Fund
MFS(R) Gold & Natural Resources Fund
MFS(R) Growth Opportunities Fund
MFS(R) Managed Sectors Fund
MFS(R) OTC Fund
MFS(R) Research Fund
MFS(R) Value Fund

Stock and Bond
-------------------------------------------------------------
MFS(R) Total Return Fund
MFS(R) Utilities Fund

Bond
-------------------------------------------------------------
MFS(R) Bond Fund
MFS(R) Government Mortgage Fund
MFS(R) Government Securities Fund
MFS(R) High Income Fund
MFS(R) Intermediate Income Fund
MFS(R) Strategic Income Fund

Limited Maturity Bond
-------------------------------------------------------------
MFS(R) Government Limited Maturity Fund
MFS(R) Limited Maturity Fund
MFS(R) Municipal Limited Maturity Fund
-------------------------------------------------------------
World
----------------------------------------------------------------
MFS(R)/Foreign & Colonial Emerging Markets Equity Fund MFS(R)/Foreign & Colonial International Growth Fund MFS(R)/Foreign & Colonial International Growth and Income Fund MFS(R) World Asset Allocation Fund(SM)
MFS(R) World Equity Fund
MFS(R) World Governments Fund
MFS(R) World Growth Fund
MFS(R) World Total Return Fund

National Tax-Free Bond
----------------------------------------------------------------
MFS(R) Municipal Bond Fund
MFS(R) Municipal High Income Fund
MFS(R) Municipal Income Fund

State Tax-Free Bond
----------------------------------------------------------------
Alabama, Arkansas, California, Florida, Georgia,
Maryland, Massachusetts, Mississippi, New York, North Carolina,
Pennsylvania, South Carolina, Tennessee, Virginia,
West Virginia

Money Market
----------------------------------------------------------------
MFS(R) Cash Reserve Fund
MFS(R) Government Money Market Fund
MFS(R) Money Market Fund
----------------------------------------------------------------

MFS(R) Municipal Bond Fund
Trustees

A. Keith Brodkin* - Chairman and President

Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),
Massachusetts Financial Services Company;
Director, Cambridge Bancorp; Director,
Cambridge Trust Company

Peter G. Harwood - Private Investor

J. Atwood Ives - Chairman and Chief Executive
Officer, Eastern Enterprises

Lawrence T. Perera - Partner,
Hemenway & Barnes

William J. Poorvu - Adjunct Professor,
Harvard University Graduate School of
Business Administration

Charles W. Schmidt - Private Investor

Arnold D. Scott* - Senior Executive
Vice President, Director and Secretary,
Massachusetts Financial Services Company

Jeffrey L. Shames* - President and Director,
Massachusetts Financial Services Company

Elaine R. Smith - Independent Consultant

David B. Stone - Chairman, North American
Management Corp. (investment advisers)

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116-3741

Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116-3741

Fund Manager
Robert A. Dennis*

Treasurer
W. Thomas London*

Assistant Treasurer
James O. Yost*

Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

Auditor
Deloitte & Touche LLP

*Affiliated with the Investment Adviser

Custodian
State Street Bank and Trust Company

Investor Information
For MFS stock and bond market outlooks,
call toll free: 1-800-637-4458 anytime from a touch-tone telephone.

For information on MFS mutual funds,
call your financial adviser or, for an
information kit, call toll free:
1-800-637-2929 any business day from
9 a.m. to 5 p.m. Eastern time (or leave
a message anytime).


Investor Service
MFS Service Center, Inc.
P.O. Box 2281
Boston, MA 02107-9906

For current account service, call toll free:
1-800-225-2606 any business day from
8 a.m to 8 p.m. Eastern time.

For service to speech- or hearing-impaired, call toll free: 1-800-637-6576 any business day from 9 a.m. to 5 p.m. Eastern time.
(To use this service, your phone must be equipped with a Telecommunications Device for the Deaf.)

For share prices, account balances and
exchanges, call toll free: 1-800-MFS-TALK
(1-800-637-8255) anytime from a touch-tone telephone.

Web Site
http://www.mfs.com


DALBAR SEAL

  [Dalbar seal:]             For the second year in a
-------------------          row, MFS earned a #1
   MFS Rated #1              ranking in DALBAR,
 TOP-RATED SERVICE           Inc.'s Broker/Dealer
-------------------          Survey, Main Office
                             Operations Service
                             Quality category. The
                             Firm achieved a 3.49
overall score -- on a scale of 1 to 4 -- in the 1995 survey. A total of 71 firms responded, offering input on the quality of service they receive from 36 mutual fund companies nationwide. The survey contained questions about service quality in 17 categories, including "knowledge of phone service contacts," "accuracy of transaction processing," and "overall ease of doing business with the firm." The 1996 survey results were not available at the time of this printing.

[BACK COVER]


MFS(R) Municipal
Bond Fund

500 Boylston Street
Boston, MA 02116

[MFS logo](SM)
INVESTMENT MANAGEMENT

We invented the mutual fund(SM)

(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116


      Bulk Rate
      U.S. Postage
      P A I D
      Permit #55638
      Boston, MA



MMB-2 10/96 57M         17/217

[Dalbar seal:]
-----------------------
DALBAR
MFS #1 MFS
TOP-RATED SERVICE
-----------------------

[FRONT COVER]


[MFS logo](SM)
INVESTMENT MANAGEMENT

We invented the mutual fund(SM)


MFS(R) Municipal Bond Fund

Annual Report
for Year Ended
August 31, 1996

[Photo: perspective of elaborate suspension bridge]